SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS

OFFEROR TO COMPLETE BLOCKS 12, 17, 23, 24, & 30

1. REQUISITION NUMBER: 04-SA-0092

PAGE 1 OF 2

2. CONTRACT NO.: GS-35F-5347H

3. AWARD/EFFECTIVE DATE: 09/29/2004

4. ORDER NUMBER: DJDEA-HQ-04-0435(D)

5. SOLICITATION NUMBER:

6. SOLICITATION ISSUE DATE:

7. FOR SOLICITATION INFORMATION CALL: a. NAME: Janice Brown

b. TELEPHONE NUMBER (No collect calls): (202) 307-7803

8. OFFER DUE DATE/LOCAL TIME:

9. ISSUED BY — CODE FAC

Drug Enforcement Administration
Office of Acquisition Management
Acquisition Management Section
Washington DC 20537

10. THIS ACQUISITION IS: X UNRESTRICTED / SET ASIDE: % FOR: SMALL BUSINESS / HUBZONE SMALL BUSINESS / 8(A) / NAICS: / SIZE STANDARD:

11. DELIVERY FOR FOB DESTINATION UNLESS BLOCK IS MARKED — SEE SCHEDULE

12. DISCOUNT TERMS: Net 30

13a. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)

13b. RATING

14. METHOD OF SOLICITATION: RFQ / IFB / RFP

15. DELIVER TO — CODE SAOP

DRUG ENFORCEMENT ADMINISTRATION
OFFICE OF ADMINISTRATION
PROPERTY MANAGEMENT UNIT
700 ARMY NAVY DRIVE
ATTN: ALVIN JENKINS/SAOP
ARLINGTON VA 22202

16. ADMINISTERED BY — CODE FAC

Drug Enforcement Administration
Office of Acquisition Management
Acquisition Management Section
Washington DC 20537

17a. CONTRACTOR/OFFEROR — CODE 522037526 — FACILITY CODE

MANAGEMENT SOLUTIONS SYSTEMS INC
ATTN LARRY BROOKS
8540 ASHWOOD DRIVE
CAPITOL HEIGHTS MD 20743

TELEPHONE NO. 301-324-4992

17b. CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH ADDRESS IN OFFER

18a. PAYMENT WILL BE MADE BY — CODE FNOP

DRUG ENFORCEMENT ADMINISTRATION
OFFICE OF FINANCE
PAYMENT UNIT
WASHINGTON DC 20537

18b. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18a. UNLESS BLOCK BELOW IS CHECKED. SEE ADDENDUM

19. ITEM NO.	20. SCHEDULE OF SUPPLIES/SERVICES	21. QUANTITY	22. UNIT	23. UNIT PRICE	24. AMOUNT
	Tax ID Number: 522037526 DUNS Number: 036977510 DATA INPUT SUPPORT SERVICES FOR PROPERTY MANAGEMENT REQUIREMENTS AT FOURTEEN (14) DEA FIELD OFFICES AND HEADQUARTERS IN ACCORDANCE WITH THE ATTACHED STATEMENT OF WORK(SOW). Delivery: 09/30/2004 Period of Performance: 09/30/2004 to 09/29/2005 Continued ...				

(Use Reverse and/or Attach Additional Sheets as Necessary)

25. ACCOUNTING AND APPROPRIATION DATA: 04A-2320331-MCOND-2320331-2517-S54A6500002

26. TOTAL AWARD AMOUNT (For Govt. Use Only): $1,036,163.64

27a. SOLICITATION INCORPORATES BY REFERENCE FAR 52.212-1, 52.212-4. FAR 52.212-3 AND 52.212-5 ARE ATTACHED. ADDENDA ARE / ARE NOT ATTACHED

27b. CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52.212-4. FAR 52.212-5 IS ATTACHED. ADDENDA ARE / ARE NOT ATTACHED

28. CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN COPIES TO ISSUING OFFICE. CONTRACTOR AGREES TO FURNISH AND DELIVER ALL ITEMS SET FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY ADDITIONAL SHEETS SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED HEREIN.

X 29. AWARD OF CONTRACT: REF. OFFER DATED . YOUR OFFER ON SOLICITATION (BLOCK 5), INCLUDING ANY ADDITIONS OR CHANGES WHICH ARE SET FORTH HEREIN, IS ACCEPTED AS TO ITEMS:

30a. SIGNATURE OF OFFEROR/CONTRACTOR

31a. UNITED STATES OF AMERICA (SIGNATURE OF CONTRACTING OFFICER): Janice E. Brown

30b. NAME AND TITLE OF SIGNER (Type or Print)

30c. DATE SIGNED

31b. NAME OF CONTRACTING OFFICER (Type or print): Janice E. Brown

31c. DATE SIGNED: 9/29/04

AUTHORIZED FOR LOCAL REPRODUCTION
PREVIOUS EDITION IS NOT USABLE

19. ITEM NO.	20. SCHEDULE OF SUPPLIES/SERVICES	21. QUANTITY	22. UNIT	23. UNIT PRICE	24. AMOUNT
0001	PROJECT COORDINATORS TWO (2)	3550	HR	43.56	154,638.00
0002	WORD PROCESSORS THIRTEEN (13)	26499	HR	31.76	841,608.24
0003	TRAVEL FOR PURPOSE OF INITIAL FAS TRAINING SHALL BE PERFORMED IN ACCORDANCE WITH THE ATTACHED STATEMENT OF WORK (SOW)	15	EA	2,661.16	39,917.40
	MAIL INVOICE TO: DRUG ENFORCEMENT ADMINISTRATION OFFICE OF ADMINISTRATION PROPERTY MANAGEMENT UNIT WASHINGTON, D.C. 20537 ATTN: ALVIN JENKINS/SAOP Total amount of award: $1,036,163.64.				

32a. QUANTITY IN COLUMN 21 HAS BEEN

☐ RECEIVED ☐ INSPECTED ☐ ACCEPTED, AND CONFORMS TO THE CONTRACT, EXCEPT AS NOTED:

32b. SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE	32c. DATE	32d. PRINTED NAME AND TITLE OF AUTHORIZED GOVERNMENT REPRESENTATIVE

32e. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE

32f. TELEPHONE NUMBER OF AUTHORIZED GOVERNMENT REPRESENTATIVE

32g. E-MAIL OF AUTHORIZED GOVERNMENT REPRESENTATIVE

33. SHIP NUMBER ☐ PARTIAL ☐ FINAL	34. VOUCHER NUMBER	35. AMOUNT VERIFIED CORRECT FOR	36. PAYMENT ☐ COMPLETE ☐ PARTIAL ☐ FINAL	37. CHECK NUMBER
38. S/R ACCOUNT NUMBER	39. S/R VOUCHER NUMBER	40. PAID BY		

41a. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT

41b. SIGNATURE AND TITLE OF CERTIFYING OFFICER	41c. DATE	42a. RECEIVED BY (Print)
		42b. RECEIVED AT (Location)
		42c. DATE REC'D (YY/MM/DD) / 42d. TOTAL CONTAINERS